The Payment Network of India TICKER- OTC: CLPI Wednesday, 20 June 2016 1

REQUIRED STATEMENT ABOUT FORECASTS Calpian’s models and projections are based on certain key assumptions, including but not limited to the following: Availability of adequate and appropriately priced financing to continue in business Availability of acquisitions which can be completed Continued performance of key staff Continued favorable business conditions and economic climate. MoneyOnMobile Forecasts are the representation of MoM Management. Certain of the statements contained herein may be statements of future expectations and other forward-looking statements that are based on management's current views and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. In addition to statements which are forward-looking by reason of context,the words “may,”“will,”“should,”“expects,”“plans,”“intends,”“anticipates,”“believes,”“estimates,”“predicts,”“potential,” or “continue” and similar expressions identify forward-looking statements. Actual results, performance or events may differ materially from those in such statements due to, without limitation, (i) our ability to acquire retail credit card processing residual streams (“residuals”), (ii) our ability to raise capital to fund our acquisitions, (iii) our ability to successfully integrate multiple residuals acquisitions, (iv) changing levels of competition, (v) changes in laws and regulations, including government regulation of the credit card processing industry and other related financial institutions, and (vi) general competitive factors. This business plan is for confidential information purposes only and is not a solicitation for investment. Wednesday, 20 June 2016 2 THIS DOCUMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. ANY OFFER OF SECURITIES OF THE COMPANY SHALL BE MADE ONLY TO QUALIFIED INVESTORS IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS. THE SECURITIES LAWS PROHIBIT ANY PERSON WHO HAS MATERIAL NON-PUBLIC INFORMATION ABOUT A COMPANY FROM PURCHASING OR SELLING, DIRECTLY OR INDIRECTLY, SECURITIES OF SUCH COMPANY.

Over 300,000 Points of Presence in Over 600 Cities WHAT IS MoneyOnMobile? India’s #1 Mobile Money System Wednesday, 20 June 2016 3 Utility Bill Payment eCommerce Television Recharge Mobile Recharge Mobile Bill Payment Domestic Money Remittance Travel Created an Estimated 6,000 Entrepreneurial Jobs Providing Access to Financial Services

$- $20 $40 $60 $80 $100 Mill io n s EXECUTIVE SUMMARY  Explosive Growth  Monthly Volume Growth +210% over 12 Months  Revenue Growth 43% YOY  Strong Financial Performance  Good Revenue Growth  47% Gross Margin and Growing  Proven Management Team  60+ Years in the Payments Business  Experience in 6 Mobile Money Deployments Globally  Doing Well by Doing Good  Created Estimated 6,000 Jobs So Far  Saving Time & Money for Financially Underserved Consumers  Empowering Women to Earn Money  Demonstrated Customer Demand  Serviced over 170 million customers  315,000+ Points of Presence  Huge Market  Estimated $8 Billion Revenue Potential  Leader in the Space  Only 15% of bank account have transactions  Many Big Companies Focused on India  Apple, Facebook, Google, Uber, etc.  All Need a Digital Form of Payment  eCommerce Needs a Payment Solution  60% of eCommerce done via COD which is expensive and excludes 60% of postal codes  Our agents enable anyone with cash to take advantages of eCommerce opportunities Wednesday, 20 June 2016 4 Monthly Processing Volume Financial Inclusion at Our Core Award Winning Company Pan-India Presence April 2015 March 2016

MARKET NEED Unbanked Consumers by Country Targeting The Largest Percentage Of Population Wednesday, 20 June 2016 5 Source: 1:Company Estimate 2 Word Banks’ Global Financial Inclusion Database  India has the largest unbanked population in the world1  Only 182,000 ATMs2  Only 15% of adults report using an account to make or receive payments1  72% of bank accounts show zero balance3 607 287 163 110 99 47 11 0 100 200 300 400 500 600 700 India China Indonesia Bangladesh Nigeria Russian Kenya Milli o n s Sources: 1: Word Banks’ Global Financial Inclusion Database 2: Reserve Bank of India 3: Indian Ministry of Finance’s website for the Pradhan Mantri Jan Dhan Yojana scheme $8 bn market Un / Under Banked Banked  Competitors like PayTM, Mobikwik, Freecharge and Oxigen are targeting banked consumer who already have access to other digital payment form factors like credit and debit cards.  Our estimated market size is $8 billion1 in annual revenue India has the Largest Unbanked Population; Looking for a Way to Pay Digitally Pie chart represents percentage of population targeted. MoneyOnMobile is targeting the 600m unbanked and approximately 200m underbanked.

OUR SERVICES ON SITE Wednesday, 20 June 2016 6 Mobile Top Up In Hyderabad

OUR SERVICES ON SITE Wednesday, 20 June 2016 7 Money Transfer in Calcutta – Rs 200,000 per day (+/- $3,000 USD)

OUR SOLUTION – SIMPLE, FAST, SECURE

Our Agent Network Converts Consumers' Cash into Digital Money

Turn Mobiles POS Terminals



(Including dumb phones)


SMS
65%
Smartphon
e or PC
35%

Source: Company Data

Enables Consumers To Pay Cash At Our 315,000+ Retail Stores To Perform Remote Financial Transactions


Indian
Consumers
Pays in Cash.
Uses Us to
Save Time
and Money.
Retail
Stores
Sells our Service to
Their Customers
Make Money via
Commission
MONEY ON MOBILE
Domestic Remittance
(P2P)
Mobile Airtime
Television
Current Growth
Drivers
eCommerce
New
Growth
Travel Tickets
Utility Payments
Metro Card Recharge
Habit
Forming

Wednesday, 20 June 2016

8

MASSIVE MARKET OPPORTUNITY Wednesday, 20 June 2016 9 India has the Potential to be an $8 Billion Market for Mobile Money 47 53 95 98 100 0 25 50 75 100 United States United Kingdom Russia China India Percentage Transactions in Cash Source: RBI, World Bank, Index Mundi , EU Sources: RBI, CGAP, Gates Foundation, GSMA, PWC, Media Partners Asia, McKinsey India Is A Cash Intensive Economy India UK ATMS per 100,000 adults 18 130 POS Terminals per 100,000 adults 0.001 2,176 Credit Cards per 100,000 adults 0.02 2.5 Lacks Traditional Payments Infrastructure India went from virtual no Phones to Mobile Phone (Skipped Landlines) Went from no Internet to Mobile Internet (Skipping DSL and Cable Modems) Going to go from Cash to Mobile Payments (Skipping Plastic Cards and Expensive Terminals) Segment Volume Projections (US$ bn) Revenue Potential (US$ bn) Domestic Remittance $30 $0.10 Bill Payment $115 $0.01 Prepaid Mobile $38 $0.38 eCommerce (2020 est) $300 $6.00 Digital Television $ 5 $0.05 Travel $ 6 $0.06 B2B (estimate of MoM addressable) $300 $1.80 Total $794 $8.41 Skipping Tech Generations Several Product Lines Drive The Business Sources: McKinsey; BIS, Friedrich Schneider papers

DOING WELL BY DOING GOOD

Financial Inclusion is at the Core of What We Do



m-PESA
Basic Connectivity
• Critical Mass of Mobile Phone Coverage Amount Unbanked
Stage 1
Digital Remote Payments
• Unbanked adopt and use digital for person-to-person and other remote transactions
Stage 2
Full Range of Financial Services
• Unbanked adopt and use digital for savings, credit, and insurance services
Stage 3
Digital In-Store Purchases
• Unbanked conduct majority of their transactions (including in-store purchases) digitally
Stage 4

Source: Radcliffe, D and R. Voorhies. 2012. "A Digital Pathway to Financial Inclusion." The Bill & Melinda Gates Foundation.

- *Helping Our Customers Along the Journey of Becoming Financially Included.*
- *Agent Assisted Model (OTC) Not Dissimilar from Bank Teller Dominated Model in Developed Markets 30 Years Ago*

Exposure to More Advanced Financial Products



Get accident insurance worth ₹1 lakh* with every money transfer.

Most of our domestic remittance consumers are migrant laborers who need to regularly send money home to their families. Since January 2016, we provide free accident insurance to all domestic remittance customers, thus providing them with coverage in case they get injured on the job.

Creating Jobs



Created over 6,000 indirect jobs through our distributors and agents.

Source: Company estimate

Part of Digital India

Digital India
Power To Empower

Working with Microsoft & Enfold to provide a digital locker service to allow people to securely store key documents (e.g. Aadahar cards & gov't certificates)

Financial Empowerment



Partnered with the Kalighat Society for Development Facilitation (KSDF) empowering their 75,000 women as MoneyOnMobile agents, providing them with a job and the tools to empower other women to become financially included.

Source: Company and Kalighat Society

Wednesday, 20 June 2016

10

Company Management Team and Board Business Model Next Steps Sales Channel 11

EXPERIENCED MANAGEMENT TEAM

60+ Years of Payment Experience



Ranjeet Oak

Founder and President (India)
Alumni of IIM Lucknow with over 20 years of experience out of which 7 years in payment space



Harold Montgomery

CEO (USA)
Stanford University MBA, 1985
Started in payments in 1987



Vimal Dhar

Strategic Relationships (India)
12 years of experience in payment space with Easy Bill, & FinoPaytech



Will Dawson

EVP Mobile Money (USA)
COO, MasterCard Mobile Money JV
Launched Mobile Money in Egypt & Turkey



Shailesh Narang

CFO (India)
Qualified Chartered Accountant since Nov 1984 with 37th Rank in All India CA Exams



Scott Arey

CFO (USA)
Stanford University BA, 1984
10 years Bank of America Group CFO



Jolly Mathur

Founder and Director (India)
25 years of experience building businesses including Value Added Services in the Telecom Sector



Jim McKelvey

Director (USA)
Co-founder of Square, one of the fastest growing technology companies in the US



Rajat Sharma

Founder and Director (India)
18 years of experience in the fields of Telecom and IT. Launched Motorola's wireless products in India

Wednesday, 20 June 2016

12

JIM MCKELVEY JOINS CALPIAN BOARD

Bringing His Experience of Creating a $4+ Billion Payments Company



Successful Entrepreneur

Occupation

2009 – till now
Co-Founder & Director, **Square**

2012 – till now
General Partner, **Cultivation Capital**

2013 – till now
Founder, **LaunchCode**

2013 – till now
Managing Director, **SixThirty**

1989 – till now
Founder, **Mira**

2011 – till now
Director, **LockerDome**

1987 – 1989
Visiting Scientist, **IBM**

Education

Washington University in St. Louis
Bachelor of Applied Science (BASc), Computer Science

London School of Economics and Political Science
General Course, Statistics and Maths

Square at a glance

Square Inc. offers digital payment services to generally unbanked merchants and has been a disruptive force in the acquiring space

IPO'ed in November 2015

Current market capitalization: USD 4.4 billion

2015 Revenue: $1.3 billion

Wednesday, 20 June 2016

13

Market India Overview Market Overview Competitive Landscape and Advantage 14

SALES CHANNEL: SCALE MATTERS

Our National Footprint of Agents is Important

Global Players Want A Nationwide Solution


Number of Agents
Profitability
facebook
Google
UBER
Domestic Remittance
Domain of Smaller Regional Players
Utility Bills
TV Payments
Mobile Top Up

Why Scale Matters?

Scale attracts bigger service providers
- International players want a single partner who has a national footprint

Scale enables more cash collections per day
- Higher velocity of money for MoneyOnMobile
- Higher velocity of money for retailer

Scale brings better margin
- From mobile operators
- Cash out turns a cost into a revenue source


Jammu & Kashmir
Chandigarh
Himanchal
Punjab
Haryana
Uttarkhand
Sikkim
Arunachal Pradesh
Assam
Nagaland
Meghalaya
Manipur
Tripura
Mizoram
Rajasthan
Uttar Pradesh
Bihar
Jharkhand
West Bengal
Gujarat
Madhya Pradesh
Chhattisgarh
Orissa
Maharashtra
Goa
Karnataka
Andhra Pradesh
Tamil Nadu
Kerala
Map Key: Urban Population per Agent
1-200
201-1000
1001+
No Agents

Our Nationwide Network

315,000+ Agents
and
5,150+ Distributors

Wednesday, 20 June 2016 15

Vendor Users (million) Monthly PV (million) Store Count Primary Focus Comments 170 $93.94 c. 315,000 Unbanked Unbanked Consumer Focus At Scale 120 $113.64 c. 80,000 Banked Banked Consumer Focused 30 $9.09 c. 100,000 Banked 20 $68.18 c. 150,000 Banked 14 $1.40 c. 25,000 Unbanked Subscale 8 $56.00 c. 60,000 Unbanked n.a. n.a. C 60,000 Unbanked LOCAL MARKET PEER COMPARISON Wednesday, 20 June 2016 16 Already #1 by Users and Store Count Sources: Companies’ Data, Financial Express

TAKING MoneyOnMobile TO THE NEXT LEVEL

Positioning the Business to be the Winner

Category	Initiative	Target Outcome
Corporate Governance	Change Name to MoneyOnMobile Inc.	Better investor understanding of business that is 100% focused on India.
	Ensuring Proper Board / Management Experience	Added Jim McKelvey from Square recently. Next is to add more India experience to board.
	Up-listing	Increase investor pool and liquidity in the stock
Business Expansion Possibilities - additional growth areas	Acquiring Smaller Networks of Agents	Already identified a couple of potential targets that would add 100,000 locations to our network.
	Add More eCommerce Merchants	Already have FlipKart, Amazon and 70+ others, and now need to work on long tail vendors
	Add More Business-to-Business Procurement Payment Options	Already have groups of taxi drivers paying their daily fee to taxi operator, need to add more b2b opportunities
Financial Structure – Possible innovations	Consolidate our ownership in India	Buying 100% of Indian operating company
	Facilitating debt-like financial instruments into the operating company to fund working capital.	A stand-by-letter-of-credit like facility would work well

Wednesday, 20 June 2016 17

Financial Overview Valuation Public Comparables M&A Comparables 18

Contact Information Harold Montgomery HMontgomery@Calpian.com +12147588603 Wednesday, 20 June 2016 19

INDIA IS A KEY GLOBAL GROWTH DRIVER Wednesday, 20 June 2016 20 7.6% GDP Growth and a Key Market for Several Global Digital Players Source: McKinsey; BIS, Friedrich Schneider papers Indian Visitors as a Percentage of Global Cards Per Consumer at the Point When the Country Crossed 20% Internet Penetration 2% 4% 8% 9% 10% 18% Ap Am Tw FB G S 5.1 1.1 0.4 USA China India 78 109 136 162 185 211 2013 2014 2015 2016 2017 2018 ( millio n s) Indian Users of Facebook But Consumers Lack a Digital Methods to Pay for Services 11% 9% 8% 8% 7% 6% 5% 4% High Growth Potential for Messaging Apps Source: Company data, broker reports Source: Company data, broker reports Source: Company data, broker reports Penetration in India 6.60% 5.10% 6.90% 7.30% 7.60% 3.64% 3.24% 4.05% 3.88% 3.12% 2011 2012 2013 2014 2015 India USA GDP Growth

0.08 0.12 0.18 0.25 0.33 0.42 0.50 0.92 1.62 2014A 2015A 2016F 2017F 2018F 2019F 2020F 2025F 2030F U S$ Bi llio n Online payment revenue $21 $81 $169 $300 2015A 2020F 2025F 2030F US$ B ill io n eCommerce 0.08 0.12 0.18 0.25 0.33 0.42 0.50 0.92 1.62 0.58 0.70 0.86 1.06 1.24 1.39 1.52 1.90 3.45 $0.66 $0.82 $1.04 $1.31 $1.57 $1.81 $2.02 $2.82 $5.07 2014A 2015A 2016F 2017F 2018F 2019F 2020F 2025F 2030F U S$ Bi llio n Online payment revenue Offline payment revenue 2% 3% 5% 11% 16% 22% 28% 2010A 2011A 2012A 2013A 2014A 2015A 2016F 21% 24% 26% 33% 36% 40% 44% 2010A 2011A 2012A 2013A 2014A 2015A 2016F MARKET OVERVIEW Wednesday, 20 June 2016 21 7% 10% 13% 18% 22% 26% 44% 2010A 2011A 2012A 2013A 2014A 2015A 2016F Source: GSMA Intelligence Mobile Internet Penetration Growing Rapidly Source: GSMA Intelligence Mobile Subscriber Penetration Rate Also Growing Source: GSMA Intelligence Smartphone Connections Increasing Dramatically Sources: ProCus Wright, RBI, IAMAI eCommerce Market at US$ 300 bn by 2030 Sources: Flipkart, Amazon, Snapdeal, Company Data Electronic Payments Reach US$ 5 bn in 2030 Sources: RBI, broker researches eCommerce Payment to Grow 21% to US$ 1.6 bn

GLOBAL MARKET PEER COMPARISON

Proven Business Model in Other Markets

	Money on Mobile	bKash	M-PESA	QIWI
Country of Operations	India	Bangladesh	Kenya	Russia
Users to Month	c. 8 mln	c. 17 mln	c. 25 mln	c. 67 mln
Primary Focus	Unbanked	Unbanked	Unbanked	Unbanked & Banked
People with Mobile(s)	76%	72%	80%	95%
Banking Penetration	53%[3]	31%	23%[1]	>75%
Services	1 3 4 5 6 7 8	1 2 3 4 5 6 7 8	1 2 3 4 5 6 8	1 2 3 4 5 6 7 8
Revenue Model	Merchant Discount[2]	Merchant Discount[2]	Merchant Discount[2]	Consumer Pays

Sources: Companies' Data

Notes:

[1] Excluding MPesa Services

[2] Except for Domestic Remittance

[3] 72% of bank accounts show zero balance per Indian Ministry of Finance

1 Cash In
2 Cash Out
3 Mobile Recharge
4 Domestic Remittance
5 Merchant Payments
6 TV Recharge
7 Salary Disbursements
8 Financial Services

Wednesday, 20 June 2016 22

GLOBAL FINANCIAL INCLUSION INVESTMENTS

BILL & MELINDA GATES foundation

Investment: bKash, Bangladesh, platform targeting to serve the underbanked, as MoneyOnMobile

bKash

Purpose: To support bKash in building a scalable mobile money platform that will allow poor Bangladeshis to store, transfer, and receive money safely via their mobile phones

Amount: USD 21 mln

OMIDYAR NETWORK

A WORLD OF POSITIVE RETURNS

Investments: different entities providing financial services to underbanked population and SME sector in India

NeoGrowth

NeoGrowth Credit Pvt. Ltd.

NeoGrowth is short-term loan platform that helps SME retailers in India who do not have access to traditional bank credit

MicroSave

Market-led solutions for financial services

MicroSave works to build the infrastructure of the microfinance industry through advice and training to MFIs and organizations that support their work vistaar FINANCE

Vistaar Finance provides affordable loans to underserved small businesses in India to scale up and join the financial mainstream.

Wednesday, 20 June 2016

23

LOWEST COST PRODUCER

MOBILE WALLETS RIDING THE BANK RAILS CANNOT PROCESS EVERYDAY PAYMENTS

Banked Consumer Wallet

Oxigen   Paytm   MobiKwik

Revenue Per Basket of Transactions

Processed Value:	INR	400.00
0.9% of Processed Value:	INR	3.60

Profit per Card Loaded Wallet:

Load Costs: 1% - 2.2% of PV	INR	(4.00)
Profit	INR	(0.40)

Note Card Loaded Wallet financials do not account for:

- Card and merchant fraud rates (~3% of transactions)
- Cash-back promotions/incentives . Banked Wallets spent an estimated INR 7 bn last year on promotions

MONEY ON MOBILE

Revenue Per Basket of Transactions

Processed Value:	INR	400.00
0.9% of Processed Value:	INR	3.60

Profit per Agent Cash Load:

Load Costs: ~51% of Revenue	INR	(2.04)
Profit	INR	1.56

Note MoneyOnMobile model has:

- No Fraud Costs
- No Consumer Marketing

[1] Source: www.axisbank.com/download/Merchant-Solutions-Schedule-of-Charges.pdf

Wednesday, 20 June 2016 24

MoneyOnMobile vs MOBILE OPERATORS Q4 FY 2016 1 Live for 20 months Q3 FY 2012 Live for 20 Months Q4 FY 2016 Current Wallets/Users (million) 2 4.6 7.87 Transaction Value (million) $12 $33 $276 Transaction Count (million) 3.5 27.6 33.25 Average Tran Value $3.35 $1.18 $8.30 Wednesday, 20 June 2016 25 MNO-Wallets Poor Results from Lack of Management Focus & Brand Confusion by Consumer Sources: Companies’ Data 1 Source: www.medianama.com/2016/04/223-idea-money-transactions/

Instructions BUSINESS MODEL Wednesday, 20 June 2016 26 Revenue Earned for Performing Financial Transactions Cash Instructions SMS Confirmation Commission SMS Message with Gift Card Number Consumer Agent Confirmation Commission Bank Transfer Service Provider        Consumer asks the agent to top up his mobile phone for ₹ 50 and hands ₹ 50 in cash.  The agent uses his mobile to send transaction instructions to MoneyOnMobile, who validates and forwards to Service Provider.  Service Provider returns a confirmation of success which MoneyOnMobile sends via SMS to consumer and agent.  MoneyOnMobile transfer ₹ 50 to the Service Provider.  The service provider pays MoneyOnMobile 3% of face value, ₹ 1.50, which it shares with the agent.  Consumer receives ₹ 50 worth of minutes from the mobile operator. Product Revenue Model Fee Earned Comments Mobile Airtime Prepaid Discount on inventory purchased from operator 3% of Face Value Percentage varies by operator, amount purchased from the operator, timing of purchase (e.g. sometimes we get better pricing at the end of a fiscal period) Mobile Airtime Postpaid Merchant Discount Rate 0.5% of Face Value Percentage varies by mobile operator. Satellite Television Merchant Discount Rate 3% of Face Value Percentage varies by satellite television operator. eCommerce Merchant Discount Rate 4% of Face Value Percentage varies by eCommerce vendor. Utility Bills Fee per Transactions ₹ 2 per transaction Fee earned varies by biller. Domestic Remittance Agee Fee ₹ 20 per transaction The sending consumer pays the agent for providing the service, and we charge the agent. Actual amount charged to the agent varies by amount sent by the consumer and the time of day of the transaction.

VALUATION DETAILS (1/2)

Trading comparables analysis for mobile payments

Company	Country	Market cap (USD mn)	Net Debt (USD mn)	EV (USD mn)	EV as a multiple of						P/E '15A	P/E '16F	P/E '17F	EV/TPV
					Sales '15A	Sales '16F	Sales '17F	EBITDA '15A	EBITDA '16F	EBITDA '17F				
CALPIAN	UNITED STATES	41	n.a.	54	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.m.
DIRECTCASH PAYMENTS	CANADA	168	165	325	1.5x	1.4x	1.5x	6.0x	6.3x	6.5x	neg.	neg.	neg.	n.a.
ESERVGLOBAL	AUSTRALIA	17	(7)	28	1.3x	1.1x	n.a.	neg.	10.3x	n.a.	neg.	neg.	n.a.	n.a.
NET ELEMENT	UNITED STATES	33	n.a.	36	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.m.
NEWTEK BUSINESS SERVICES	UNITED STATES	186	n.a.	307	11.8x	10.5x	8.7x	n.a.	n.a.	n.a.	8.4x	7.4x	6.2x	0.1x
ON TRACK INNOVATIONS	ISRAEL	36	n.a.	30	1.5x	1.4x	1.1x	neg.	neg.	neg.	neg.	neg.	neg.	n.a.
PLANET PAYMENT	UNITED STATES	199	n.a.	186	3.5x	3.2x	2.8x	16.1x	12.6x	10.5x	35.5x	22.5x	17.8x	n.m.
SMARTPAY HOLDINGS	NEW ZEALAND	22	n.a.	36	2.5x	2.3x	2.0x	6.4x	5.0x	3.8x	n.m.	10.2x	5.1x	n.a.
WEIZMANN FOREX	INDIA	31	n.a.	40	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.
ACI WORLDWIDE	UNITED STATES	2 304	818	2 969	2.8x	2.9x	2.8x	11.4x	11.3x	10.4x	24.1x	32.0x	29.4x	n.a.
BLACKHAWK NETWORK	UNITED STATES	1 771	(155)	2 105	1.2x	1.1x	0.9x	10.9x	10.9x	8.9x	13.5x	12.2x	10.7x	0.1x
EURONET WORLDWIDE	UNITED STATES	3 878	n.a.	3 829	2.2x	2.0x	1.8x	13.3x	11.0x	9.6x	21.5x	18.6x	16.2x	0.1x
GLOBAL PAYMENTS	UNITED STATES	11 433	119	12 784	5.4x	5.1x	4.5x	19.7x	15.6x	12.3x	31.3x	26.1x	21.4x	1.8x
GREEN DOT	UNITED STATES	1 097	(344)	279	0.4x	0.4x	0.4x	1.8x	1.8x	1.6x	15.2x	15.0x	12.5x	n.a.
HEARTLAND PAYMENT SYSTEMS	UNITED STATES	3 814	336	4 239	1.6x	1.4x	2.0x	18.2x	17.6x	15.5x	34.4x	30.0x	27.5x	n.a.
HIGHER ONE	UNITED STATES	188	n.a.	182	0.9x	1.2x	1.1x	3.5x	6.8x	7.9x	9.0x	16.1x	n.a.	n.a.
INGENICO GROUP	FRANCE	6 970	1 040	7 249	3.0x	2.6x	2.4x	13.0x	12.2x	10.9x	27.3x	20.7x	18.0x	n.a.
MONEYGRAM INTERNATIONAL	UNITED STATES	314	(1 677)	1 113	0.8x	0.7x	0.7x	4.6x	4.2x	4.0x	6.2x	5.5x	4.6x	n.a.
OPTIMAL PAYMENTS	ISLE OF MAN	n.a.	(47)	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.
PAYPOINT	BRITAIN	797	(57)	727	2.5x	4.4x	4.2x	8.7x	8.6x	8.1x	13.6x	13.2x	12.4x	n.m.
QIWI	CYPRUS	670	(155)	382	2.3x	1.9x	1.6x	4.1x	3.9x	3.5x	9.8x	10.0x	8.8x	n.m.
TOTAL SYSTEM SERVICES	UNITED STATES	9 700	1 044	10 702	3.9x	3.0x	2.5x	12.8x	10.6x	9.4x	22.6x	19.2x	17.0x	0.1x
VANTIV	UNITED STATES	10 478	2 935	13 725	8.2x	7.4x	6.9x	17.1x	15.4x	14.1x	23.3x	20.2x	18.1x	n.a.
VERIFONE SYSTEMS	UNITED STATES	2 865	680	3 647	1.8x	1.7x	1.6x	9.9x	8.9x	n.a.	13.4x	11.2x	10.0x	n.a.
XOOM	UNITED STATES	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.
Low					**0.4x**	**0.4x**	**0.4x**	**1.8x**	**1.8x**	**1.6x**	**6.2x**	**5.5x**	**4.6x**	**n.m.**
Low Quartile					**1.4x**	**1.2x**	**1.1x**	**5.3x**	**6.0x**	**4.7x**	**10.7x**	**10.7x**	**9.1x**	**n.m.**
Average					**2.9x**	**2.8x**	**2.6x**	**10.4x**	**9.6x**	**8.6x**	**19.3x**	**17.1x**	**14.7x**	**0.2x**
Median					**2.2x**	**1.9x**	**2.0x**	**10.9x**	**10.5x**	**9.2x**	**18.4x**	**16.1x**	**14.3x**	**0.1x**
High Quartile					**3.4x**	**3.1x**	**2.8x**	**14.7x**	**12.3x**	**10.8x**	**26.5x**	**21.6x**	**18.1x**	**0.1x**
High					**11.8x**	**10.5x**	**8.7x**	**19.7x**	**17.6x**	**15.5x**	**35.5x**	**32.0x**	**29.4x**	**1.8x**
Standard Deviation					**2.7x**	**2.5x**	**2.1x**	**5.5x**	**4.4x**	**3.9x**	**9.5x**	**7.6x**	**7.4x**	**0.5x**

Source: Bloomberg as of 16 May 2016

Wednesday, 20 June 2016

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VALUATION DETAILS (2/2) Precedent transactions analysis Average 9.6x 17.1x Median 3.3x 16.4x Source: Mergermarket, public information Date Bidder Target Stake Deal Value (US$ mn) EV (US$ mn) EV/Sales EV/EBITDA 03/05/2016 GMO and Mediatek Mobikwik n.a. 50 400 0.9x n.a. 14/03/2016 DBTRANS Servicos e Tecnologia de Pagamentos 100% 1017 1017 6.1x 12.2x 18/11/2015 Eckoh Product Support Solutions, 100% 5 5 0.3x n.a. 11/11/2015 Helios Investment Partners; Egyptian - American Enterprise Fund; MENA Long-Term Value Fund Fawry Banking & Payment Technology Services (85% Stake) 100% 77 90 3.3x n.a. 30/09/2015 Alibaba PayTM 20% 680 3400 67.5x n.a. 22/05/2015 BitGold GoldMoney Network 100% 38 38 0.2x n.a. 25/03/2015 Global Payments Realex Payments 85% 115 115 6.4x n.a. 19/12/2014 Hi-Media HiPay Group 80% 55 68 0.7x 9.8x 02/07/2014 Ingenico Group GlobalCollect 100% 820 820 2.7x 16.4x 23/01/2013 Ingenico Group Ogone 100% 360 360 8.6x 28.6x 22/10/2010 Mastercard / Europay DataCash Group 100% 383 383 8.5x 18.4x Wednesday, 20 June 2016 28